                                                                    Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                 By:/s/ Robert W. Gillespie
                                                    ----------------------------

                                                                    Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 24, 1997.


                                                    By:/s/ K. Brent Somers
                                                       -------------------------

                                                                    Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 22, 1997.


                                                     By:/s/ Lee G. Irving
                                                        ------------------------

                                                                    Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                   By:/s/ Cecil D. Andrus
                                                      --------------------------

                                                                    Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                     By:/s/ William G. Bares
                                                        ------------------------

                                                                    Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                               By:/s/ Albert C. Bersticker
                                                  ------------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                               By:/s/ Dr. Carol A. Cartwright
                                                  ------------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                    By:/s/ Thomas A. Commes
                                                       -------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                    By:/s/ Kenneth M. Curtis
                                                       ---------------------

                                                                  Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                      By:/s/ John C. Dimmer
                                                         -----------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                    By:/s/ Stephen R. Hardis
                                                       -------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                   By:/s/ Henry S. Hemingway
                                                      --------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                     By:/s/ Charles R. Hogan
                                                        ------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                               By:/s/ Douglas J. McGregor
                                                  ------------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                  By:/s/ Henry L. Meyer III
                                                     ---------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                    By:/s/ Steven A. Minter
                                                       -------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                  By:/s/ M. Thomas Moore
                                                     --------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                  By:/s/ Richard W. Pogue
                                                     ---------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                 By:/s/ Ronald B. Stafford
                                                    ----------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                  By:/s/ Dennis W. Sullivan
                                                     ---------------------------

                                                                   Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                             By:/s/ Peter G. Ten Eyck, II
                                                --------------------------------

                                                                   Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as applicable) to effect the shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of up to 3,336,118 Common Shares, with a par value of $1 each, of KeyCorp (and the associated Rights), previously issued to the former shareholders of Champion Mortgage Co., Inc. and to be sold from time to time in one or more offerings, hereby constitutes and appoints John A. Simonson, K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 1997.


                                                     By:/s/ Nancy B. Veeder
                                                        ------------------------